Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                           }       CASE NUMBER
                                 }       02-10835
                                 }
The NewPower Company, et. al.    }       JUDGE        W. Homer Drake, Jr.
                                 }
DEBTORS                          }       CHAPTER 11

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 7/31/02 TO 8/31/02

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                Paul Ferdinands
                                -------------------
                                Attorney for Debtor

Debtor's Address                Attorney's Address
and Phone Number                and Phone Number

One Manhattanville Rd.          191 Peachtree St.
Purchase, NY 10577              Atlanta, GA 30303
Tel: (914) 697-2100             Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                    Post Petition
                                              Totals
                                            August '02



Opening Cash Balance - 7/31/02               $ 79,568       (Concentration
                                                           Account)

Inflows:

Customer Collections                            9,803

Collateral Returned

    -Sureties

    -Security  Deposits                         7,573

Sale Proceeds/Interest Income/Other               846

Total Inflows                                  18,222


                                                                                Distribution of Outflows
Outflows:                                                                     NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
--------------                                                             --------------        -------
Call Center (Sitel)                                              10                                    10
Professionals - Bankruptcy                                      (20)               (20)
Gas Systems & IT Infrastructure (Wipro)                         395                                   395
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)                             163                                   163
AGL Billing Systems (Partnersolve)                              108                                   108
Collections(RM Services)                                         61                                    61
IT Support for risk systems (Zenax)                              67                                    67
Customer Database Systems (Zac)                                  14                                    14
Lockbox Fees (First Union)                                       72                                    72
Billing & Reconciliations (Diversified)                          46                                    46
Churn Mitigation(AGL)                                            24                                    24
Supplies & Misc                                                 277                                   277
Rent                                                            149                149
Insurance                                                     1,254                                 1,254
Utilities (Heat, Hydro, Phone, etc.)                             86                                    86
Customer Refunds                                                 15                                    15
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)                           2                                     2
Billing/Customer Support (IBM)   (2)                          1,646              1,646
Payroll                                                       1,835                466              1,369
Power                                                           243                                   243
Gas                                                             418                                   418
Storage & Pipelines                                          (3,248)                               (3,248)
Transportation & Distribution (AGL)                             101                                   101
Transportation & Distribution (Texas)   (5)                   3,152                                 3,152
Collateral Payments
    -  Security Deposits                                        897                                   897
T&E Reimbursements                                               31                                    31
State Tax Payments                                            1,366                                 1,366
Enron payments                                                  225                                   225
Other Vendors
---------------------------------------------------------------------------------------------------------------
Total Outflows                                                9,389              2,241              7,148
---------------------------------------------------------------------------------------------------------------
Net Cash Flows                                                8,833
---------------------------------------------------------------------------------------------------------------
Closing Cash Balance                                       $ 88,401
======================================================---------------------------------------------------------

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31, 2002  through August 31, 2002
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200

Beginning of Month Balance - Gross            $ 26,024 (per 7/31/02 G/L)
PLUS:  Current Month New Billings                5,218 (Aug revenue per G/L)
LESS:  Collections During the Month            (9,803) (per daily cash report)
                                          -------------

End of Month Balance - Gross                  $ 21,439 (per 8/31/02 G/L)
Allowance for Doubtful Accounts               (16,760)
                                          -------------

End of Month Balance - Net of Allowance        $ 4,679
                                          =============
              Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date. Please be advised that we neglected to include power receivables in our 7/31/02 aging.

                     AR Aging for Post Petition Receivables

                     Current     > 30 days    > 60 days      Total
                     ----------------------------------------------------

                     $ 3,733      $ 3,069      $ 1,249      $ 8,051

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31, 2002 through August 31, 2002
Amounts in $000's


See attached System Generated A/P reports as of 8/31/02 (Attachements 2A and
2B).*


Beginning of Period Balance               $ 2,414 (per 7/31/02 G/L)
PLUS:  New Indebtedness Incurred            4,983 (per system gen A/P report)
LESS:  Amounts Paid on A/P                (7,231) (per system gen A/P report)
                                      ------------

End of Month Balance                        $ 166 (per 8/31/02 G/L)
                                      ============


Enron is our only secured creditor. We made payments of $225k to Enron during the period.


* System Generated A/P Reports Omitted.

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 31, 2002 through August 31, 2002
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                   $   - (per 7/31/02 G/L)
PLUS:  Inventrory Purchased                            - (per daily cash report)
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                               $   - (per 8/31/02 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                $   -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                      $   -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance       $79,485,519.64
Total Deposits          $22,838,592.89
Total Payments          $14,804,479.54
Closing Balance         $87,519,632.99
Service Charges             $13,500.00  estimate

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower Enron Segregated A/C
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance       $37,411,540.61
Total Deposits           $1,003,340.54
Total Payments             $289,345.34
Closing Balance         $38,125,535.81
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:     Payroll

Beginning Balance           $23,977.40
Total Deposits
Total Payments
Closing Balance             $23,977.40
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance           $46,075.77
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance             $46,075.77
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 5 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower ACH Account
Account Number:
Purpose of Account:     ACH (T&E)

Beginning Balance           $13,805.49
Total Deposits              $57,958.37
Total Payments              $57,958.37
Closing Balance             $13,805.49
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 6 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          None
Last Check issued this Period           None
Total # of checks issued this Period    None

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits           $2,528,912.42
Total Payments           $2,528,912.42
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          100295
Last Check issued this Period           100427
Total # of checks issued this Period       118

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:     Controlled Disbursements (Customer Refunds)

Beginning Balance                $0.00
Total Deposits              $23,963.33
Total Payments              $23,963.33
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          3000039
Last Check issued this Period           3000144
Total # of checks issued this Period        106

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           First Union/ Wachovia
Branch:                 Herndon, VA
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Natural Gas Collections

Beginning Balance          $354,706.96
Total Deposits             $465,579.97
Total Payments             $790,583.75
Closing Balance             $29,703.18
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 10 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/ IBM Collections

Beginning Balance          $265,019.65
Total Deposits          $12,715,599.61
Total Payments          $12,893,196.21
Closing Balance             $87,423.05
Service Charges         $    23,113.01

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 11 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/AES Collections

Beginning Balance           $73,154.99
Total Deposits             $278,485.64
Total Payments             $283,128.79
Closing Balance             $68,511.84
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 12 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance           $31,266.98 CAN$
Total Deposits              $41,392.18
Total Payments              $45,188.53
Closing Balance             $27,470.63
Service Charges             $    29.50

First Check issued this Period          407
Last Check issued this Period           426
Total # of checks issued this Period     20

                                                                  Attachment 4
                                                                  Page 13 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario
Account Name:           The New Power Company
Account Number:
Purpose of Account:     US$ A/C

Beginning Balance            $4,558.24
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance              $4,558.24
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 14 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       08/01/02-08/31/02

Name of Bank:           Credit Suisse Asset Management
Branch:                 466 Lexington Ave.  NY, NY 10017-3140
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Short Term Cash Mgmt Portfolio

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                ACCOUNT CLOSED

                                                                  Attachment 5

                               Check register*

* Omitted.

                                                                  Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31, 2002 through August 31, 2002
Amounts in $000's

Taxes Paid During the Month

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A



NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance
Coverages
For Period from July 31, 2002 through August 31, 2002
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                  Full Time Part Time
# of Employees at beginning of period                 47           -
# hired during the period                              -           -
# terminated/resigned during period                  (13)          -
                                             -------------------------
# employees on payroll - end of period                34           -
                                             =========================

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted

                                                                  Attachment 7B
                                                                 (Supplemental)
                                                                  Page 1 of 1

                  Payments made to insiders 8/1/02 - 8/31/02
Payments are in gross amts

Name                          Title                                             Amount     Date         Type

BATSON, LINDA                 Vice President-Corp Dev.                      $  8,953.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,953.33 8/31/2002 Salary for pay period 8/16 - 8/31

BRYANT, SUSAN                 Vice President - Small Commercial Acquisition $ 33,846.15 8/31/2002 Severance
                                                                            $ 50,000.00 8/31/2002 Pre-petition retention bonus
                                                                            $  8,175.54 8/15/2002 Unused vacation pay

CUNNING, KATHLEEN             Vice President - Core Operations              $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31

FARHANGI, ANOUSHIRAVAN        Vice President - Load Forecasting & Research  $ 23,076.92 8/15/2002 Severance

FOSTER, MARY                  Vice President - Budgets & Planning           $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31

GEORGE, REBECCA               Vice President - Direct Sales Channels        $ 36,230.76 8/30/2002 Severance

HALPRIN, JOSEPH               Vice President - Law and Government Affairs   $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31

KOSTER, HENRY                 Vice President, Credit Risk                   $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31
                                                                            $ 16,667.00 8/31/2002 Pre-petition retention bonus

PARIKH, CHAITU                Vice President & Controller                   $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31

RANIERI, JOHN                 Vice President and Treasurer                  $ 11,041.67 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 11,041.67 8/31/2002 Salary for pay period 8/16 - 8/31


CORBALLY, KATHRYN             Vice President, Investor Relations            $  9,375.00 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  9,375.00 8/31/2002 Salary for pay period 8/16 - 8/31


CRIST, GRETCHEN               Vice President - Human Resources              $  9,375.00 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  9,375.00 8/31/2002 Salary for pay period 8/16 - 8/31


CRONIN, WILLIAM               Managing Director, Risk Management Strategy & Execution
                                                                            $ 16,666.67 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 16,666.67 8/31/2002 Salary for pay period 8/16 - 8/31

DOLPH, MONTY                  Vice President-Operations.Bus.Dev.            $  5,512.66 8/30/2002 Unused vacation pay
                                                                            $  9,437.50 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  9,437.50 8/31/2002 Salary for pay period 8/16 - 8/31

HERMANSON, TODD               Vice President and Chief Risk Officer
                                                                            $ 12,500.00 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 12,500.00 8/31/2002 Salary for pay period 8/16 - 8/31

JACOBS, WILLIAM               Managing Director & CFO
                                                                            $ 25,000.00 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 25,000.00 8/31/2002 Salary for pay period 8/16 - 8/31

LOCKHART, H                   CEO
                                                                            $ 29,166.67 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 29,166.67 8/31/2002 Salary for pay period 8/16 - 8/31

MAGRUDER, KATHLEEN            Vice President-Govt Affairs
                                                                            $  9,583.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  9,583.33 8/31/2002 Salary for pay period 8/16 - 8/31

MALONE, JAMES                 Vice President, Law and Gov. Affiars
                                                                            $ 10,833.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 10,833.33 8/31/2002 Salary for pay period 8/16 - 8/31

MANLY, MARC                   Managing Director & Chief Legal Counsel & Gov. Affairs
                                                                            $  6,658.46 8/30/2002 Unused vacation pay
                                                                            $ 16,666.67 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 16,666.67 8/31/2002 Salary for pay period 8/16 - 8/31

PETIZON, ALICE                Vice President Law & Gov. Affairs             $ 51,375.00 8/15/2002 1st Half Stay Bonus Payment
                                                                            $  8,562.50 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,562.50 8/31/2002 Salary for pay period 8/16 - 8/31

RAY, TIMOTHY                  Vice President - Trading & Logistics          $ 50,000.00 8/30/2002 1st Half Stay Bonus Payment
                                                                            $  6,406.15 8/30/2002 Unused vacation pay
                                                                            $  8,333.33 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $  8,333.33 8/31/2002 Salary for pay period 8/16 - 8/31

WYATT, ALAN                   Managing Director- Operations & Technology
                                                                            $ 16,666.67 8/15/2002 Salary for pay period 8/1 - 8/15
                                                                            $ 16,666.67 8/31/2002 Salary for pay period 8/16 - 8/31
                                                                    --------------------
                                                                           $ 775,605.28
                                                                    ====================


                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting
Period
For Period from July 31, 2002  through
August 31, 2002
Amounts in $000's


During the reporting period we signed deals with Centrica and Interstate to sell certain of our gas and power customers.



x